UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012 (May 1, 2012)

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38,002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
The Company's May 1, 2012, conference call to discuss first quarter earnings included the following question and answer:
Q.    . . . . for Biologics, if I strip out the KCl impact, is that roughly 8% to 9% growth or am I off in the math?
A.    I don't have those numbers right in front of me, but that seems to be in the ballpark.
The Company's Chief Financial Officer misunderstood the question to mean decline rather than growth and unintentionally confirmed that the questioner's assumption was roughly accurate. In a follow-up conversation with analysts, the Chief Financial Officer corrected this error. The correct information is that the company's worldwide Biologics revenue, excluding the impact of KCI, declined 12.6 % in the first quarter of 2012 vs. the first quarter of 2011 on a constant currency basis.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 2, 2012

WRIGHT MEDICAL GROUP, INC.

By: /s/Lance A. Berry
Lance A. Berry
Senior Vice President and Chief Financial Officer